UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Vector Group Ltd. (the “Company”) today filed condensed consolidated financial statements for the quarterly period ended March 31, 2014 for its wholly owned subsidiaries, Liggett Group LLC and Vector Tobacco Inc., on its Registration Statement on Form S-4 for the registration of an exchange offer for its outstanding 7.750% Senior Secured Notes due 2021. These financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Condensed Consolidated Financial Statements for the Quarterly Period Ended March 31, 2014 for the Company's wholly owned subsidiary, Liggett Group LLC (incorporated by reference to Exhibit 99.6 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-195324), filed on July 1, 2014).

99.2	Condensed Consolidated Financial Statements for the Quarterly Period Ended March 31, 2014 for the Company's wholly owned subsidiary, Vector Tobacco Inc. (incorporated by reference to Exhibit 99.7 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-195324), filed on July 1, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III
Date: July 1, 2014		J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer